UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 26, 2020

Commission File Number	Exact Name of Registrant as Specified in its Charter, Principal Office Address and Telephone Number	State of Incorporation or Organization	I.R.S. Employer Identification No.
001-38646	Dow Inc.	Delaware	30-1128146
2211 H.H. Dow Way, Midland, MI 48674 (989) 636-1000

001-03433	The Dow Chemical Company	Delaware	38-1285128
2211 H.H. Dow Way, Midland, MI 48674 (989) 636-1000

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Dow Inc.	Common Stock, par value $0.01 per share	DOW	New York Stock Exchange
The Dow Chemical Company	0.500% Notes due March 15, 2027	DOW/27	New York Stock Exchange
The Dow Chemical Company	1.125% Notes due March 15, 2032	DOW/32	New York Stock Exchange
The Dow Chemical Company	1.875% Notes due March 15, 2040	DOW/40	New York Stock Exchange
The Dow Chemical Company	4.625% Notes due October 1, 2044	DOW/44	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.
On August 26, 2020, The Dow Chemical Company (the “Company”), a wholly-owned subsidiary of Dow Inc., issued a press release announcing the closing of its notes offering described below and the use of proceeds to fund the redemption of indebtedness, including the repayment of up to $1.25 billion principal balance outstanding under the term loan facility of Dow Silicones Corporation, a wholly-owned subsidiary of the Company, and to finance the cash tender offers to purchase certain of its debt securities and certain debt securities of Union Carbide Corporation, a wholly-owned subsidiary of the Company, in an aggregate purchase price (excluding accrued interest) of up to $550 million. Any remaining proceeds will be used to repay other indebtedness. The press release is furnished as Exhibit 99.1 to this Current Report on Form
8-K.
The information included in this Current Report on Form
8-K
under this Item 7.01 (including Exhibit 99.1) shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01. Other Events.
On August 26, 2020, the Company completed the offering of $2.0 billion in aggregate principal amount of notes, consisting of $850,000,000 aggregate principal amount of 2.100% Notes due 2030 (the “2030 Notes”) and $1,150,000,000 aggregate principal amount of 3.600% Notes due 2050 (the “2050 Notes,” and together with the 2030 Notes, the “Notes”). The Notes were issued pursuant to the Company’s registration statement on Form
S-3
(File
No. 333-232862-01),
filed with the Securities and Exchange Commission on July 26, 2019 (the “Registration Statement”).
The Notes were issued under an Indenture dated as of July 26, 2019 (the “Indenture”), among the Company, Dow Inc., as a party with respect to the sections described therein, and The Bank of New York Mellon Trust Company, N.A., as trustee. The Indenture and form of the 2030 Notes and 2050 Notes are attached as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form
8-K
and are incorporated herein by reference.
In connection with the offering of the Notes, the Company is filing a legal opinion by counsel regarding the validity of the Notes, attached as Exhibit 5.1 to this Current Report on Form
8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.
4.1
Indenture dated as of July 26, 2019, between The Dow Chemical Company, Dow Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee (filed as Exhibit 4.3 to the Company’s Annual Report on Form 10-K, filed on February 7, 2020 and incorporated herein by reference).

4.2*	Form of 2.100% Notes due 2030.

4.3*	Form of 3.600% Notes due 2050.

5.1*	Opinion dated August 26, 2020 of Shearman & Sterling LLP.

23.1*	Consent of Shearman & Sterling LLP (included in Exhibit 5.1).

99.1*	Press Release issued by The Dow Chemical Company, dated August 26, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Documents filed or furnished with this report.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 26, 2020

Dow Inc. The Dow Chemical Company

By:	/s/ Ronald C. Edmonds
Ronald C. Edmonds Controller and Vice President of Controllers and Tax